UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2023

XEROX HOLDINGS CORPORATION

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7

Norwalk, Connecticut, 06851-1056

(Address of principal executive offices)

(203) 849-5216

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	XRX	NASDAQ Global Select Market

Securities registered pursuant to Section 12(g) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Xerox Holdings Corporation	Xerox Corporation

Emerging growth company ☐	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Xerox Holdings Corporation ☐	Xerox Corporation ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2023, Louie Pastor, Executive Vice President, Chief Corporate Development Officer and Chief Legal Officer of Xerox Holdings Corporation (the “Company”) resigned from all positions held at the Company and its subsidiaries to pursue other opportunities. In connection with his resignation, which shall be effective as of April 28, 2023, Mr. Pastor entered into a Separation and Consulting Services Agreement (the “Consulting Agreement”) on April 18, 2023, pursuant to which he will serve as an outside consultant to the Company for up to one year in exchange for a monthly fee and a lump-sum performance fee based on the Company’s 2023 financial results. As a result of his resignation, all of Mr. Pastor’s outstanding equity awards will no longer vest and will instead be cancelled.

Substantially all of Mr. Pastor’s responsibilities as Chief Corporate Development Officer will be assumed by the Company’s President and Chief Operating Officer John Bruno. The Company plans to initiate a search for a permanent Chief Legal Officer or General Counsel.

The Company thanks Mr. Pastor for his leadership and service and wishes him well in his future endeavors.

The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Separation and Consulting Services Agreement, by and between the Company and Mr. Pastor, dated April 18, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XEROX HOLDINGS CORPORATION

By:	/s/ Flor M. Colón
Name:	Flor M. Colón
Title:	Secretary

Date: April 21, 2023

XEROX CORPORATION

By:	/s/ Flor M. Colón
Name:	Flor M. Colón
Titles:	Secretary

Date: April 21, 2023